UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2014

Ultimate Rack Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54858	45-4078710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Valley Mall Pkway #215
East Wenatchee, Washington 98802

Registrant’s telephone number, including area code: 509-393-3526

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Ultimate Rack Inc.

CURRENT REPORT ON FORM 8-K

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

Pursuant to the Common Stock Purchase plan dated March 24, 2014 by and between Shawn Arizmendi and Fabian Arizmendi (the “Sellers”) and Travopoly Travel, LLC (the “Buyers”). Shawn Arizmendi is the record holder and beneficial owner of 80,000,000 shares and Fabian Arizmendi is the record holder and beneficial owner of 40,000,000 shares. Together the sellers beneficially and of record own 120,000,000 shares of common stock, par value per share $.001 of Ultimate Rack Inc., representing approximately 77.52% of Ultimate Rack Inc.’s issued and outstanding common stock.

Pursuant to the terms and conditions of this Agreement Shawn Arizmendi and Fabian Arizmendi hereby sell, assign, transfer, convey and deliver 120,000,000 to Travopoly Travel, LLC for an aggregate purchase price of $300,000.00USD. Such payment is to be paid in two equal installments of $150,000 each to be paid in the following manner: twenty-one (21) days of Closing and forty-five (45) days of Closing and the shares shall be held in escrow pending receipt of the funds by the Sellers. In the event that any payment is not completed in a timely manner then the Sellers shall retain the Shares and any payment made . The shares being transferredherein to Travopoly Travel, LLC are being sold in a private transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act.

In connection with the sale of controlling interest in the company, Mr. Shawn Arizmendi and Mr. Fabian Arizmendi appointed Mr. Robert Oblon to the board of directors and to certain officer positions and then resigned from all officer and director positions, as discussed in Item 5.02, below.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Following the change in control, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of March 24, 2014 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 154,800,000 shares of Common Stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class

Common	Robert Oblon
	5600 Tennyson Parkway
	Suite 330
	Plano, Texas 75024	120,000,000 (1)	77.52%

	All Officers and Directors as a Group (one person)	120,000,000	77.52%

	Other 5% owners
	None.

(1)	As set forth above, such shares are held in escrow until payment is received in full and the Seller has the right to vote such shares until the Shares are released from escrow.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2014, the board of directors appointed Robert Oblon to our board of directors and to serve as our President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer. Following this appointment, the board accepted the resignation of Shawn Arizmendi as our former President, Chief Executive Officer and Chief Financial Officer and director. In addition, the Board accepted the resignation of Fabian Arizmendi as our former Secretary and Director. There was no known disagreement with either Members of the Board regarding our operations, policies, or practices.

Mr. Oblon starting buildingtravel websites and technology in 1997, long before the Internet was filledwith the travel giants of today. Working hand in hand with one of Southern California’s oldest travel agencies, he built 1800MrCruise.com and DiscountAirBokers.com just to name a few. In their heyday, these travel portals took the lead as consumers took to the world-wide-web searching for the best travel deals.

In 2002, Mr. Oblon partnered with a new technology developer who created and introduced to the online world the first meta-search engine in travel. QIXO was a downloadable application that enabled the end user to search over 20 airline websites simultaneously from one search. Today, that technology has emerged and been replicated most prominently by Kayak (kayak.com).

In 2004, the meta-search technology created by QIXO evolved into an ability to search vacation packages as well as airfares. Mr. Oblon went on co-create the successful direct selling company WorldVentures in December 2005 in Dallas, Texas. This company is now one of the most successful travel network marketing companies in the world.

In 2011, Mr. Oblon re-launched Travopoly Travel as a pure vacation club specializing in group and incentive travel as well as Vacation Financing.

Today, Travopoly is well on its way to creating a new household name brand with both online and offline initiatives.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

99.1	Common Stock Purchase Agreement
99.2	Resignation Letter of Shawn Arizmendi as Officer and Director
99.3	Resignation Letter of Fabian Arizmendi as Officer and Director
99.4	Board of Directors Resolution accepting resignations and appointment of Robert Oblon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ultimate Rack Inc.

Date: March 28, 2014	By:	/s/ Robert Oblon
Robert Oblon
President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director (Principal Executive, Financial and Accounting Officer)